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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 15, 1999


                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I")
                                  Series 1995-4
--------------------------------------------------------------------------------
                             (Issuer of Securities)


          THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         New York                       33-94190                13-4994650
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


        270 Park Avenue, New York, New York                      10017
        ----------------------------------------               ----------
        (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (212) 270-6000


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Item 5.  Other Events:

         On or about July 15, 1999 interest with respect to the April, May and June Monthly Periods, as defined in the Pooling and Servicing Agreement dated October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank') and The Bank of New York, as Trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chase Credit Card Master Trust (formerly known as "Chemical Master Trust I") for Series 1995-4 in accordance with the Agreement. Copies of the applicable Monthly Reports, as defined in the Agreement, have been furnished to the Certificateholders in accordance with the Agreement. Copies of those Monthly Reports are being files as exhibits 20.1 to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits          Description
                  --------          -----------

                    20.1 Monthly Reports with respect to the April, May and June Monthly Periods


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  July 30, 1999

                                        The Chase Manhattan Bank,
                                        as Servicer




                                        By:  /s/ Patrick Margey
                                        -------------------------
                                        Name:  Patrick Margey
                                        Title: Vice President


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                                             INDEX TO EXHIBITS
                                             -----------------

Exhibit No.                                  Description
-----------                                  -----------
20.1                                         Monthly Reports with respect
                                             to the April, May and June
                                             Monthly Periods